CHRYSLER FINANCIAL                                                                          DISTRIBUTION DATE:             06-JAN-03
DaimlerChrysler Auto Trust 2002-B Monthly Servicer's Certificate (HP)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                                    6
      Distribution Date                                                                 06-Jan-03

      DATES COVERED                                                            FROM AND INCLUDING           TO AND INCLUDING
      -------------                                                            ------------------           ----------------
           Collections Period                                                           01-Dec-02                  31-Dec-02
           Accrual Period                                                               06-Dec-02                  05-Jan-03
           30/360 Days                                                                         30
           Actual/360 Days                                                                     31


                                                                                    NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                  ACCOUNTS                  $ AMOUNT
      ----------------------------                                                  ---------                 --------
      Pool Balance - Beginning of Period                                             102,833                1,739,735,704.39
      Collections of Installment Principal                                                                     35,018,834.08
      Collections Attributable to Full Payoffs                                                                 17,166,011.88
      Principal Amount of Repurchases                                                                                   0.00
      Principal Amount of Gross Losses                                                                          2,031,236.64
                                                                                                       ----------------------

      Pool Balance - End of Period                                                   101,560                1,685,519,621.79
                                                                                                       ======================



      POOL STATISTICS                                                                                      END OF PERIOD
      ---------------                                                                                  ----------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                              2,000,013,689.95
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                 84.28%

      Ending O/C Amount                                                                                       112,588,049.99
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                         107.16%

      Cumulative Net Losses                                                                                     2,882,186.43
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                          0.57790%
      Cumulative Recovery Ratio                                                                                       52.71%
      60+ Days Delinquency Amount                                                                                 586,028.34
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                       0.40790%

      Weighted Average APR                                                                                            7.178%
      Weighted Average Remaining Term (months)                                                                         47.98
      Weighted Average Seasoning (months)                                                                              10.69

CHRYSLER FINANCIAL                                                                    DISTRIBUTION DATE:                  06-JAN-03
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)                                                   PAGE 2 OF 2
-----------------------------------------------------------------------------------------------------------------------------------

  CASH SOURCES
  ------------
       Collections of Installment Principal         35,018,834.08
       Collections Attributable to Full Payoffs     17,166,011.88
       Principal Amount of Repurchases                       0.00     O/C RELEASE    (Prospectus pg S16)
                                                                      -----------
       Recoveries on Loss Accounts                     915,172.53     Pool Balance                                1,685,519,621.79
       Collections of Interest                      10,297,175.35     Yield Supplement O/C Amount                    (9,373,016.50)
                                                                                                               --------------------
       Investment Earnings                              50,526.94     Adjusted Pool Balance                       1,676,146,605.29
       Reserve Account                               4,797,657.50
                                                  ----------------
       TOTAL SOURCES                                68,245,378.28     Total Securities                            1,572,931,571.80
                                                  ================                                             --------------------

                                                                      Adjusted O/C Amount                           103,215,033.49
  CASH USES
  ---------
       Servicer Fee                                  1,449,779.75     O/C Release Threshold                          67,045,864.21
       Note Interest                                 3,558,111.28
       Reserve Fund                                  4,797,657.50     O/C Release Period?    (A1 Notes Matured)            No
       O/C Release to Seller                                 0.00
       Note Principal                               58,439,829.75     O/C Release                                             0.00
                                                  ----------------
       TOTAL CASH USES                              68,245,378.28
                                                  ================


  ADMINISTRATIVE PAYMENT
  ----------------------
  Total Principal and Interest Sources              68,245,378.28
  Investment Earnings in Trust Account                 (50,526.94)
  Daily Collections Remitted                       (60,110,204.53)
  Cash Reserve in Trust Account                     (4,797,657.50)
  Servicer Fee (withheld)                           (1,449,779.75)
  O/C Release to Seller                                      0.00
                                                  ----------------
       PAYMENT DUE TO/(FROM) TRUST ACCOUNT           1,837,209.56
                                                  ================

                                                     Beginning         Ending          Principal        Principal per    Interest
                                                      Balance          Balance          Payment          $1000 Face      Payment
                                              -------------------  -----------------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  356,694,000.00  @   1.83%         69,002,401.55      10,562,571.80    58,439,829.75    115.4937347      108,736.28
      Class A-2  675,000,000.00  @   2.20%        675,000,000.00     675,000,000.00             0.00      0.0000000    1,237,500.00
      Class A-3  430,000,000.00  @   2.93%        430,000,000.00     430,000,000.00             0.00      0.0000000    1,049,916.67
      Class A-4  395,000,000.00  @   3.53%        395,000,000.00     395,000,000.00             0.00      0.0000000    1,161,958.33
      Certificates                                 62,369,000.00      62,369,000.00             0.00      0.0000000            0.00
                                              ------------------   ---------------------------------             ---------------
          Total Securities                      1,631,371,401.55   1,572,931,571.80    58,439,829.75                3,558,111.28
                                              ==================   =================================             ===============


                                                               Interest per
                                                                $1000 Face                 Original
                                                           --------------------

       NOTES & CERTIFICATES
       --------------------
       Class A-1  356,694,000.00  @   1.83%                        0.2148938                  506000000
       Class A-2  675,000,000.00  @   2.20%                        1.5926641                  777000000
       Class A-3  430,000,000.00  @   2.93%                        1.7527824                  599000000
       Class A-4  395,000,000.00  @   3.53%                        2.7404678                  424000000
       Certificates                                                                            77400000
                                                                                      -----------------
           Total Securities                                                            2,383,400,000.00
                                                                                      =================



* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period
  31